Bonds.com 8-K

Exhibit 10.3

SERIES D STOCKHOLDERS’ AGREEMENT

This SERIES D STOCKHOLDERS’ AGREEMENT (this “Agreement”) is entered into as of February 2, 2011, by and among Bonds.com Group, Inc., a Delaware corporation (the “Company”), the stockholders set forth on Schedule A hereto and each other stockholder who shall, subsequent to the date hereof, join in and become a party to this Agreement (each a “Stockholder” and together with the stockholders set forth on Schedule A, the “Stockholders”).

WHEREAS:

A.           The Company and certain of the Stockholders are parties to that certain Unit Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which such Stockholders are purchasing certain Units (as defined therein) of the Company (the “Transaction”).

B.           The Company and certain of the Stockholders are parties to that certain Series B Stockholders’ Agreement dated as of October 19, 2010 (the “Prior Agreement”).

C.           Contemporaneously with (or prior to) the execution hereof, (i) each share of the Company’s Series B Convertible Preferred Stock shall be exchanged for not more than one share of the Company’s Series D Convertible Preferred Stock and (ii) each share of the Company’s Series B-1 Convertible Preferred Stock shall be exchanged for not more than one share of the Company’s Series D-1 Convertible Preferred Stock pursuant to an Exchange Agreement.

D.           This Agreement supersedes and replaces in its entirety the Prior Agreement.

E.           The execution of this Agreement by the Company and the Stockholders is a condition precedent to the consummation of the Transaction.

F.           In consideration of the benefits to be derived by the Company and the Stockholders from the consummation of the Transaction, the Company and the Stockholders desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used by not defined herein shall have the meanings set forth in the Purchase Agreement.  As used in this Agreement, the terms set forth below shall have the following meanings:

(a)           “Board” means the Company’s board of directors.

(b)           “Business Day” means a day on which the New York Stock Exchange is open for business.

(c)           “Change of Control” means (i) a consolidation, merger, reorganization or other form of acquisition of or by the Company in which the Company’s stockholders immediately prior to the transaction retain less than 50% of the voting power of, or economic interest in, the surviving or resulting entity (or its parent), (ii) a sale of more than a majority of the Company’s assets, (iii) the acquisition by any person or group of persons of more than 50% of the Company’s outstanding voting securities or (iv) during any period of twenty-four (24) consecutive months, Continuing Directors (as defined below) cease for any reason to constitute a majority of the directors of the Board or the board of directors of the surviving or resulting entity (or its parent);  “Continuing Director” means, as of any determination date, any member of the Board or the board of directors of the surviving or resulting entity (or its parent) who: (A) was a member of the Board as of the date hereof, (B) was a member of the Board on the date that was twenty-four (24) months prior to such determination date, (C) was the Series D Designee or the Oak Designee, (D) was nominated with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or (E) was elected with the approval of holders of at least a majority of the Series D Preferred Stock.

(d)           “Common Securities” means shares of Common Stock or Warrants to purchase shares of Common Stock.

(e)           “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

(f)           “Derivatives Transaction” means the sale, purchase or grant of any contract to purchase, contract to sell, option, forward, swap, warrant, scrip, right to subscribe to, call or commitment of any character whatsoever or in any combination, relating to, or securities or rights convertible into, or exercisable or exchangeable for, or the value of which is dependent (in whole or in part) on the value of, any shares of capital stock of the Company, whether such transaction may be settled in cash, securities or otherwise.

(g)           “Market Sale” means any sale, transfer or other disposition of Securities in (i) a “brokers’ transaction” (as defined in Rule 144 but excluding clause (4) of such definition for purposes hereof), or (ii) a Public Sale using a broker and where clauses (1) and (3) of such definition of “brokers’ transaction” would be satisfied notwithstanding that such transaction constitutes a Public Sale, in each case, occurring on an exchange or other recognized market (the “Market”) where the average daily volume of the Company’s stock over the four week period preceding such transfer or other disposition has been at least 50,000 shares; provided, however, that any sale, transfer or other disposition of Securities made pursuant to Rule 144 shall not be deemed to be a “Market Sale.”

(h)           “Permitted Transferee” means:

(i)           as to any Stockholder who is a natural person, (A) the successors in interest to such Stockholder, in the case of a transfer upon the death of such Stockholder, provided that such successors in interest would be a Permitted Transferee under clauses (i)(B) or (i)(D) of this definition, (B) such Stockholder’s spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons, (C) such Stockholder, with respect to the disposition of the community property interest of such Stockholder’s spouse in all or any part of the Securities upon the death of such spouse, and any transfer occasioned by the incompetence of such Stockholder and (D) in the case of a transfer during such Stockholder’s lifetime, any Person in which no Person has any interest (directly or indirectly) except for any of such Stockholder, such Stockholder’s spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of such persons; provided, however, that in respect of any transfer by any Stockholder during such Stockholder’s lifetime pursuant to clause (B) or (D), such Stockholder shall retain voting power over all of the outstanding Shares being transferred;

(ii)           as to any Stockholder that is a trust, all the beneficiaries of which are natural persons, such beneficiaries or the grantor of the trust; provided, however, that if such trust is a Permitted Transferee under clause (i)(A) or (i)(D) of this definition, each such beneficiary or grantor of such trust is a Person who would be permitted to have an interest in such trust under such clause (i)(A) or (i)(D)

(iii)          as to any Stockholder that is a limited partnership or limited liability company, (A) any limited or general partner, member, officer, employee or affiliate of such Stockholder or (B) any affiliate of any limited or general partner or member of such Stockholder; and

(iv)          as to any Stockholder that is a corporation, all affiliates of such Stockholder.

(i)           “Person” means an individual, corporation, partnership, limited partnership, trust, association or other legal entity.

(j)           “Preferred Securities” means the Series A Securities, the Series C Preferred Stock, the Series D Securities and the shares of Common Stock issued to a Stockholder upon the conversion of shares of Series C Preferred Stock or Series D Preferred Stock.

(k)           “Private Sale” means any sale, transfer or other disposition of Securities by a Selling Stockholder that is not a Market Sale or a Public Sale.

(l)           “Public Sale” means (i) a primary sale of any equity securities of the Company by the Company pursuant to a registration statement in which one or more Stockholders participates as a selling stockholder, or (ii) a secondary sale of equity securities of the Company by Stockholders pursuant to a registration statement filed either by the Company for the benefit of such Stockholders or by such Stockholders.  For the avoidance of doubt, a Public Sale may also be a Market Sale if it satisfies clause (ii) of the definition thereof.

(m)           “Required Stockholders” means the holder(s) of at least 93% of the Series D Securities.

(n)           “Rule 144” means Rule 144 (or any successor provisions) promulgated under the Securities Act of 1933, as amended.

(o)           “Sales” means Private Sales, Public Sales and Market Sales, and includes Derivative Transactions.

(p)           “Securities” means Shares and Warrants.

(q)           “Series A Preferred Stock” means the Series A Participating Preferred Stock, par value $0.0001 per share, of the Company.

(r)           “Series A Securities” means shares of Series A Preferred Stock and Warrants to purchase shares of Series A Preferred Stock.

(s)           “Series C Certificate of Designation” means that certain Certificate of Designation of Series C Convertible Preferred Stock of the Company adopted by the Company and filed with the Delaware Secretary of State prior to the execution hereof.

(t)           “Series C Preferred Stock” means the Series C Convertible Preferred Stock, par value $0.0001 per share, of the Company.

(u)           “Series D Certificate of Designation” means that certain Certificate of Designation of Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock of the Company adopted by the Company and filed with the Delaware Secretary of State prior to the execution hereof.

(v)           “Series D Preferred Stock” means the Series D Convertible Preferred Stock, par value $0.0001 per share, of the Company.

(w)           “Series D Securities” means shares of Series D Preferred Stock and Series D-1 Preferred Stock and Warrants to purchase shares of Series D Preferred Stock or Series D-1 Preferred Stock.

(x)           “Series D Stockholder” means each holder of Series D Securities.

(y)           “Series D-1 Preferred Stock” means the Series D-1 Convertible Preferred Stock, par value $0.0001 per share, of the Company.

(z)           “Shares” means the shares of Series D Preferred Stock, Series D-1 Preferred Stock, Series C Preferred Stock, Series A Preferred Stock and Common Stock.

(aa)           “Warrants” means warrants and other rights issued by the Company to purchase shares of Common Stock, Series A Preferred Stock, Series D Preferred Stock or Series D-1 Preferred Stock.

2.           Tag-Along Rights With Respect to Sales of Series D Preferred Stock.

(a)           Tag-Along Rights.

(i)           If, at any time after the date of this Agreement, a Series D Stockholder desires to sell or otherwise transfer, directly or indirectly, through a Derivatives Transaction or otherwise, in a Private Sale 10% or more of the Series D Securities owned by such Series D Stockholder as of the date of this Agreement (or, if the Series D Stockholder has joined this Agreement after the date hereof, as of the date of such joinder) (a “Selling Stockholder”), then each of the Series D Stockholders shall have the right to participate in the proposed Private Sale by such Selling Stockholder as provided in this Section 2(a).  The Selling Stockholder shall give written notice (the “Series D Tag-Along Notice”) to each of the Series D Stockholders of each proposed Sale of such Series D Securities at least ten (10) days prior to the proposed effective date of such Private Sale.  The Tag-Along Notice shall set forth the terms and conditions of the Private Sale, including the number of Series D Securities that the Selling Stockholder proposes to sell (the “Offered Series D Securities”), the proposed timing of such Private Sale, the consideration to be paid for the Offered Series D Securities, the identity of the proposed purchaser, and all other material terms and conditions of such Private Sale, including the proposed form of written agreement, if any.  Each of the other Series D Stockholders shall have the right to sell to such transferee(s) a portion of its Series D Securities equal to the product of (A) the number of Series D Securities then held by such Series D Stockholder and (B) a fraction (1) the numerator of which shall be the number of Offered Series D Securities, and (2) the denominator of which shall be the total number of Series D Securities held as of the date of this Agreement by the Series D Stockholders (including the Selling Stockholder) participating in such Sale (as adjusted for stock splits, combinations and the like and as reduced by any Sales previously made by such Series D Stockholder(s) (including any that are Selling Stockholder(s)) subsequent to the date of this Agreement).

(ii)          Each Series D Stockholder that desires to exercise the tag-along rights to participate in the proposed Private Sale as provided in this Section 2(a) (a “Series D Tagging Stockholder” and, collectively, the “Series D Tagging Stockholders”) must exercise such tag-along rights within ten (10) days after its receipt of the Series D Tag-Along Notice, by delivery of a written notice to the Selling Stockholder, with a copy to the Company, indicating such Series D Tagging Stockholder’s desire to exercise its rights and specifying the number of Series D Securities (the “Tagging Series D Securities”) it wishes to sell.  The Tagging Series D Securities shall be in the same proportion of Shares and Warrants as the Offered Series D Securities.  The number of Series D Securities that the Selling Stockholder may sell pursuant to this Section 2 shall be reduced by the equivalent amount of the Tagging Series D Securities, unless (A) the transferee(s) have indicated their willingness to buy all of the Series D Securities that the Selling Stockholder and Series D Tagging Stockholders desire to sell, (B) the Company, at its sole option, elects to redeem such Tagging Series D Securities or (C) the Selling Stockholder elects to purchase such Tagging Series D Securities. At the closing of such Sale, each Series D Tagging Stockholder shall deliver (A) all documents required to be executed in connection with such Private Sale and (B) the certificates for the Series D Securities being sold to the purchaser(s) thereof against receipt of the purchase price therefor paid by certified or bank check or wire transfer.

(iii)         In lieu of the transferee(s) purchasing the Tagging Series D Securities pursuant to this Section 2(a), (A) the Company may, at its sole option, elect to redeem such Tagging Series D Securities at the same price per share as such transferee(s) would have paid pursuant to the provisions of Section 2(a) and/or (B) the Selling Stockholder may elect to purchase such Tagging Series D Securities at the same price per share as such transferee(s) would have paid pursuant to the provisions of Section 2(a).  Any such redemption by the Company or purchase by the Selling Stockholder shall be completed prior to or simultaneously with the proposed Sale.

(iv)         If a Series D Tagging Stockholder properly exercises its tag-along rights under this Section 2(a) and the Tagging Series D Securities are not (A) purchased by the purchaser of the Offered Series D Securities, (B) redeemed by the Company or (C) purchased by the Selling Stockholder, then the Selling Stockholder shall not be permitted to consummate the proposed Sale of the Series D Securities, and any such attempted Sale shall be null and void.

(v)          Any notice given by a Series D Tagging Stockholder in which it elects to exercise its tag-along rights provided in this Section 2(a) shall be irrevocable and shall constitute a binding agreement to sell (to either the proposed transferee(s) or the Selling Stockholder, as the case may be) or submit for redemption to the Company such Tagging Series D Securities as are included therein on the terms and conditions applicable to such sale or redemption.

(b)           Exclusions.  The tag-along and redemption rights provided in this Section 2 shall not apply: (i) in the case of a transfer to a Permitted Transferee, (ii) to a pledge that creates a mere security interest, provided that the pledgee thereof agrees in writing in advance to be bound by and comply with all applicable provisions of this Agreement to the same extent as if it were the Stockholder making such pledge, (iii) to any lien or pledge outstanding as of the date of this Agreement, (iv) to any sale, transfer or other disposition of Securities pursuant to Rule 144 or (v) to a transfer of the Series C Preferred Stock pursuant to the Beacon APA (as defined in Section 4(a)) (A) from the Company to the escrow agent, (B) from the escrow agent to the Company or any of its affiliates or to Beacon (as defined in Section 4(a)) or any of its stockholders or (C) from Beacon to any of its stockholders; provided that in the case of clause(s) (i) or (ii), the Stockholder shall deliver notice to each of the Series D Stockholders of such pledge, gift or transfer and such Securities shall at all times remain subject to the terms and restrictions set forth in this Agreement and such transferee shall, as a condition to such transfer or pledge, deliver a counterpart signature page to this Agreement as confirmation that such transferee shall be bound by all the terms and conditions of this Agreement as a Stockholder (but only with respect to the securities so transferred to the transferee).  For the purposes of any calculation in this Section 2 using the number of Series D Securities held as of the date of this Agreement, such calculations shall, for a transferee pursuant to this Section 2(b), instead use the number of Series D Securities received by such transferee pursuant hereto.

3.           Tag-Along Rights With Respect to Sales of Common Stock.

(a)           Private Sales.

(i)           If, at any time after the date of this Agreement, a Stockholder desires to sell or otherwise transfer, directly or indirectly, through a Derivatives Transaction or otherwise, in a Private Sale all or any portion of such Stockholder’s Common Securities (a “Common Selling Stockholder”), then each holder of Preferred Securities shall have the right to participate in the proposed Private Sale by such Common Selling Stockholder as provided in this Section 3(a).  The Common Selling Stockholder shall give written notice (the “Tag-Along Notice”) to each holder of Preferred Securities of each proposed Private Sale of such Common Securities at least ten (10) days prior to the proposed effective date of such Private Sale.  The Tag-Along Notice shall set forth the terms and conditions of the Private Sale, including the number of Common Securities that the Common Selling Stockholder proposes to sell (the “Offered Securities”), the proposed timing of such Private Sale, the consideration to be paid for the Offered Securities, the identity of the proposed purchaser, and all other material terms and conditions of the Private Sale, including the proposed form of written agreement, if any.  Each holder of Preferred Securities shall have the right to sell to such transferee(s) a portion of its Preferred Securities equal to the product of (A) the number of Preferred Securities then held by such Stockholder and (B) a fraction (1) the numerator of which shall be the number of Offered Securities, and (2) the denominator of which shall be the total number of Common Securities held as of the date of this Agreement by the holders of Preferred Securities, including the Common Selling Stockholder participating in such Sale (as adjusted for stock splits, combinations and the like and as reduced by any Sales previously made by such holder of Preferred Securities and the Common Selling Stockholder subsequent to the date of this Agreement).  The price per share of Series A Preferred Stock to be paid by such transferee(s) shall be equal to one hundred (100) times the price to be paid by such transferee(s) for each share of Common Stock (subject to equitable adjustment for stock splits, combinations and the like that are made with respect to the Series A Preferred Stock where no corresponding adjustment is made to the Common Stock).  The price per share of Series C Preferred Stock to be paid by such transferee(s) shall be equal to (X) the Conversion Shares (as defined in the Series C Certificate of Designation) divided by the number of shares of Series C Preferred Stock issued and outstanding as of the Series C Original Issue Date (as defined in the Series C Certificate of Designation) times (Y) the price to be paid by such transferee(s) for each share of Common Stock (subject to equitable adjustment for stock splits, combinations and the like that are made with respect to the Series C Preferred Stock where no corresponding adjustment is made to the Common Stock).  The price per share of Series D Preferred Stock and Series D-1 Preferred Stock to be paid by such transferee(s) shall be equal to the Conversion Rate (as defined in the Series D Certificate of Designation) times the price to be paid by such transferee(s) for each share of Common Stock (subject to equitable adjustment for stock splits, combinations and the like that are made with respect to the Series D Preferred Stock or Series D-1 Preferred Stock, as applicable, where no corresponding adjustment is made to the Common Stock).

(ii)          Each holder of Preferred Securities that desires to exercise the tag-along rights to participate in the proposed Private Sale as provided in Section 2(a) (a “Preferred Tagging Stockholder” and, collectively, the “Preferred Tagging Stockholders”) must exercise such tag-along rights within ten (10) days after its receipt of the Tag-Along Notice, by delivery of a written notice to the Common Selling Stockholder, with a copy to the Company, indicating the desire of such Preferred Tagging Stockholder to exercise its rights and specifying the number and series of Preferred  Securities (the “Tagging  Securities”) it wishes to sell.  The Tagging Securities shall be in the same proportion of Shares and Warrants as the Offered Securities.  The number of Common Securities that the Common Selling Stockholder may sell pursuant to this Section 3 shall be reduced by the equivalent amount of the Tagging Securities, unless (A) the transferee(s) have indicated their willingness to buy all of the Common Securities and Preferred Securities that the Common Selling Stockholder and Preferred Tagging Stockholders desire to sell, (B) the Company, at its sole option, elects to redeem such Tagging Securities or (C) the Common Selling Stockholder elects to purchase such Tagging Securities. At the closing of such Sale, each of the Preferred Tagging Stockholders shall deliver (A) all documents required to be executed in connection with such Private Sale and (B) the certificates for the Tagging Securities being sold to the purchaser(s) thereof against receipt of the purchase price therefor paid by certified or bank check or wire transfer.

(iii)         In lieu of the transferee(s) purchasing the Tagging Securities pursuant to this Section 3(a), (A) the Company may, at its sole option, elect to redeem such Tagging Securities at the same price per share as such transferee(s) would have paid pursuant to the provisions of Section 3(a) and/or (B) the Common Selling Stockholder may elect to purchase such Tagging Securities at the same price per share as such transferee(s) would have paid pursuant to the provisions of Section 3(a).  Any such redemption by the Company or purchase by the Common Selling Stockholder shall be completed prior to or simultaneously with the proposed Sale.

(iv)         If a Preferred Tagging Stockholder properly exercises its tag-along rights under this Section 3(a) and the Tagging Securities are not (A) purchased by the purchaser of the Offered Securities, (B) redeemed by the Company or (C) purchased by the Common Selling Stockholder, then the Common Selling Stockholder shall not be permitted to consummate the proposed Sale of the Common Securities, and any such attempted Sale shall be null and void.

(v)          Any notice given by a Preferred Tagging Stockholder in which it elects to exercise its tag-along rights provided in this Section 3(a) shall be irrevocable and shall constitute a binding agreement to sell (to either the proposed transferee(s) or the Common Selling Stockholder, as the case may be) or submit for redemption to the Company such Tagging Securities as are included therein on the terms and conditions applicable to such sale or redemption.

(b)           Market Sales.

(i)           If, at any time after the date of this Agreement, a Stockholder desires to sell or otherwise transfer, directly or indirectly, through a Derivatives Transaction or otherwise, in a Market Sale all or any portion of such Stockholder’s Common Securities (a “Market Selling Stockholder”) then each of the holders of Preferred Securities may request that the Company redeem certain Preferred Securities held by such holder of Preferred Securities as provided in this Section 3(b), and the right of the Market Selling Stockholder to sell or otherwise transfer any Common Securities in such Market Sale shall be subject to the Company agreeing, at its sole option, to redeem such Preferred Securities pursuant to this Section 3(b).  The Market Selling Stockholder shall give written notice (the “Market Tag-Along Notice”) to each of the holders of Preferred Securities and the Company of each proposed Market Sale at least one (1) Business Day prior to the proposed effective date of such Market Sale, subject to the timing set forth in Section 3(b)(iii) below.  The Market Tag-Along Notice shall set forth the terms and conditions of the Market Sale, including the number of Offered Securities and the proposed timing of the Market Sale and the price per share (the “Redemption Price”) at which the respective Preferred Securities will be redeemed (which, in the case of (a) the Series A Securities shall be equal to one hundred (100) times the volume weighted average for shares of Common Stock on the Market on the proposed date of such Market Sale (subject to equitable adjustment for stock splits, combinations and the like that are made with respect to the Series A Preferred Stock where no corresponding adjustment is made to the Common Stock), (b) the Series C Preferred Stock shall be equal to (X) the Conversion Shares (as defined in the Series C Certificate of Designation) divided by the number of shares of Series C Preferred Stock issued and outstanding as of the Series C Original Issue Date (as defined in the Series C Certificate of Designation) times (Y) the volume weighted average for shares of Common Stock on the Market on the proposed date of such Market Sale (subject to equitable adjustment for stock splits, combinations and the like that are made with respect to the Series C Preferred Stock where no corresponding adjustment is made to the Common Stock) and (c) the Series D Securities shall be equal to Conversion Rate (as defined in the Series D Certificate of Designation) times the volume weighted average for shares of Common Stock on the Market on the proposed date of such Market Sale (subject to equitable adjustment for stock splits, combinations and the like that are made with respect to the Series D Preferred Stock or Series D-1 Preferred Stock, as applicable, where no corresponding adjustment is made to the Common Stock)).  The Market Tag-Along Notice shall be delivered by hand delivery to the addresses and confirmed telephonically to the individuals set forth on Schedule B hereto, as such addresses and telephone numbers may be updated from time to time by each of the holders of Preferred Securities upon written notice to the Company and the Stockholders.

(ii)           If a Stockholder exercises its tag-along redemption rights in accordance with Section 3(b)(iii) below, such Stockholder shall request the Company to redeem a portion of its Preferred Securities equal to the product of (A) the number of Preferred Securities then held by such Stockholder and (B) a fraction (1) the numerator of which shall be the number of Offered Securities, and (2) the denominator of which shall be the total number of Common Securities held as of the date of this Agreement by the Market Selling Stockholder and the holders of Preferred Securities participating in such Sale (as adjusted for stock splits, combinations and the like and as reduced by any Sales previously made by the Market Selling Stockholder and such holders of Preferred Securities subsequent to the date of this Agreement).

(iii)          If the Market Tag-Along Notice is delivered prior to 10 a.m. New York time, the tag-along redemption rights provided in this Section 3(b) must be exercised in respect of the Preferred Securities by the holders of Preferred Securities prior to 5 p.m., New York time, on the date of the Market Tag-Along Notice and if the Market Tag-Along Notice is delivered at or after 10 a.m. New York time, the tag-along redemption rights provided in this Section 3(b) must be exercised by the holders of Preferred Securities prior to 5 p.m., New York time, on the Business Day following its receipt of the Market Tag-Along Notice.  The tag-along redemption rights shall be exercised by delivery of a written notice (the “Redemption Notice”) to the Market Selling Stockholder, with a copy to the Company, indicating such Stockholder’s desire to exercise its rights and specifying the number and series of Preferred Securities it requests to have the Company redeem.  The Preferred Securities shall be in the same proportion of Shares and Warrants as the Offered Securities.  The Company must notify the Market Selling Stockholder and each of the holders of Preferred Securities whether it agrees, in its sole option, to effect the requested redemption within the following applicable timeframe: (A) if the Company receives such holder of Preferred Securities’ Redemption Notice at least two hours prior to 5 p.m., New York time, on the date of the Redemption Notice, then it must provide such notification prior to 5 p.m., New York time, on such date, or (B) if the Company receives such holder of Preferred Securities’ Redemption Notice less than two hours prior to 5 p.m. or after 5 p.m., New York time, on the date of the Redemption Notice, then it must provide such notification prior to 11:00 AM, New York time, on the Business Day following the date on which it received such Redemption Notice.  If the Company agrees, at its sole option, to redeem such Preferred Securities, it shall do so within four Business Days of the receipt by the Company of the Redemption Notice at the price per share set forth in the MarketTag-Along Notice; provided, however, that if the Market Selling Stockholder does not consummate the Market Sale set forth in the Market Tag-Along Notice, the Company shall not be required to redeem the Preferred Securities and for the purposes of this Agreement, the Market Tag-Along Notice shall be treated as having been withdrawn.

(iv)          If a Stockholder properly exercises its tag-along redemption rights under this Section 3(b) and the Company does not agree to redeem the Preferred Securities, then the Market Selling Stockholder may elect to purchase the Preferred Securities at a price per share equal to the Redemption Price.

(v)           If a Stockholder properly exercises its tag-along redemption rights under this Section 3(b) and (A) the Company does not agree to redeem the Preferred Securities and (B) the Market Selling Stockholder does not elect to purchase such Preferred Securities, then the Market Selling Stockholder(s) shall not be permitted to consummate the proposed Sale of the Common Securities, and any such attempted Sale shall be null and void.

(vi)          If a Stockholder properly exercises its tag-along redemption rights under this Section 3(b) and the Company agrees to redeem the Preferred Securities but fails to do so for any reason, then the Market Selling Stockholder(s) shall, within two Business Days of such failure by the Company, purchase the Preferred Securities at the Redemption Price.

(vii)         Any notice given by a Stockholder in which it elects to exercise its tag-along redemption rights provided in this Section 3(b) shall be irrevocable and shall constitute a binding agreement to submit for redemption or sell to the Market Selling Stockholder such Preferred Securities as are included therein on the terms and conditions applicable to such redemption or sale.

(c)           Public Sales.  If at any time any Stockholder proposes a Public Sale that is not also a Market Sale (a “Subject Public Sale”), the Company or such Stockholder, as the case may be, shall provide written notice (the “Offering Notice”) of the Subject Public Sale to the holders of Preferred Securities at least twenty (20) Business Days prior to the proposed effective date of the Subject Public Sale (the “Offering Date”), setting forth the anticipated terms and conditions of the Subject Public Sale.  Upon receipt of an Offering Notice, each holder of Preferred Securities may elect to request that the Company redeem a portion of its Preferred Securities equal to the product of (i) the number of Preferred Securities then held by such Stockholder and (ii) a fraction (A) the numerator of which shall be the number of Common Securities to be sold by the Stockholder proposing such Public Sale (a “Public Sale Selling Stockholder”), and (B) the denominator of which shall be the total number of Common Securities held by the Public Sale Selling Stockholder and holders of Preferred Securities participating in such Sale as of the date of this Agreement (as adjusted for stock splits, combinations and the like and as reduced by any Sales previously made by the Public Sale Selling Stockholder and such holders of Preferred Securities).  The redemption rights provided in this Section 3(c) must be exercised by such holder of Preferred Securities within ten (10) Business Days of the delivery of the Offering Notice by delivering a written notice (an “Offering Redemption Notice”) to the Company, with a copy to the Public Sale Selling Stockholder, stating the number and series of Preferred Securities requested to be redeemed pursuant thereto. The Preferred Securities requested to be redeemed shall be in the same proportion of Shares and Warrants as the Common Securities proposed to be sold in the Subject Public Sale.  The redemption price per share in the case of (a) the Series A Securities shall be equal to one hundred (100) times the price per share of Common Stock received in the Public Sale by the Public Sale Selling Stockholder, before underwriter discounts or commissions (subject to equitable adjustment for stock splits, combinations and the like that are made with respect to the Series A Preferred Stock, where no corresponding adjustment is made to the Common Stock), (b) the Series C Preferred Stock shall be equal to (X) the Conversion Shares (as defined in the Series C Certificate of Designation) divided by the number of shares of Series C Preferred Stock issued and outstanding as of the Series C Original Issue Date (as defined in the Series C Certificate of Designation) times (Y) the price per share of Common Stock received in the Public Sale by the Public Sale Selling Stockholder, before underwriter discounts or commissions (subject to equitable adjustment for stock splits, combinations and the like that are made with respect to the Series C Preferred Stock, where no corresponding adjustment is made to the Common Stock) and (c) the Series D Securities shall be equal to Conversion Rate (as defined in the Series D Certificate of Designation) times the price per share of Common Stock received in the Public Sale by the Public Sale Selling Stockholder, before underwriter discounts or commissions (subject to equitable adjustment for stock splits, combinations and the like that are made with respect to the Series D Preferred Stock or Series D-1 Preferred Stock, where no corresponding adjustment is made to the Common Stock) (the respective “Offering Redemption Price”).  Upon receiving an Offering Redemption Notice pursuant to this Section 3(c), the Company shall have two (2) Business Days to notify the holders of Preferred Securities and the Public Sale Selling Stockholder whether it will, at its sole option, redeem the Securities requested in the Offering Redemption Notice.  If it agrees to redeem such Securities, it shall also within such time frame set a date for redemption (the respective “Redemption Date”), which date shall be no later than five (5) Business Days prior to the Offering Date.  If the Company does not agree to redeem any Preferred Securities subject to an Offering Redemption, then the Selling Stockholder may elect to purchase such Preferred Securities at a price per share equal to the Offering Redemption Price.  If (A) the Company does not agree to redeem any Preferred Securities subject to an Offering Redemption and (B) the Public Sale Selling Stockholder does not elect to purchase such Preferred Securities, or if after having so agreed, the Company fails to redeem or the Public Sale Selling Stockholder fails to purchase, any Preferred Securities subject to an Offering Redemption Notice pursuant to this Section 3(c), the Public Sale Selling Stockholder(s) may not consummate the Subject Public Sale.  Any notice given by a Stockholder in which it elects to exercise its offering redemption rights provided in this Section 3(c) shall be irrevocable and shall constitute a binding agreement to submit for redemption or sell to the Public Sale Selling Stockholder such Preferred Securities as are included therein on the terms and conditions applicable to such redemption or sale.

(d)           Exclusions.  The tag-along and redemption rights provided in this Section 3 shall not apply: (i) in the case of a transfer to a Permitted Transferee, (ii) to a pledge that creates a mere security interest, provided that the pledgee thereof agrees in writing in advance to be bound by and comply with all applicable provisions of this Agreement to the same extent as if it were the Stockholder making such pledge, (iii) to any lien or pledge outstanding as of the date of this Agreement, (iv) to any sale, transfer or other disposition of Securities pursuant to Rule 144 or (v) to a transfer of the Series C Preferred Stock pursuant to the Beacon APA (A) from the Company to the escrow agent, (B) from the escrow agent to the Company or any of its affiliates or to Beacon or any of its stockholders or (C) from Beacon to any of its stockholders; provided that in the case of clause(s) (i) or (ii), the Stockholder shall deliver notice to the holders of Preferred Securities of such pledge, gift or transfer and such Common Securities shall at all times remain subject to the terms and restrictions set forth in this Agreement and such transferee shall, as a condition to such transfer or pledge, deliver a counterpart signature page to this Agreement as confirmation that such transferee shall be bound by all the terms and conditions of this Agreement as a Stockholder (but only with respect to the securities so transferred to the transferee).  For the purposes of any calculation in this Section 3 using the number of Common Securities or Preferred Securities held as of the date of this Agreement, such calculations shall, for a transferee pursuant to this Section 3(d), instead use the number of Securities received by such transferee pursuant hereto.

(e)           Volume Exclusions.  In addition to the exclusions set forth in Section 3(d) above, the tag-along rights and related obligations of the Company with respect to redemptions provided in Sections 3(a), 3(b) and 3(c) shall not apply to Sales by a Stockholder of up to 10% of the Common Securities held by such Stockholder as of the date that such Stockholder first became party to this Agreement in any consecutive twelve month period.  The following calculation shall be used in determining the percentage of a Stockholder’s Common Securities that are being sold or otherwise transferred in any given Sale: (x) the number of Common Securities previously sold pursuant to this Section 3(e) by such Stockholder and proposed to be sold by such Stockholder divided by (y) the total number of Common Securities held by such Stockholder as of the date of this Agreement (as adjusted for stock splits, combinations and the like).

4.           Preemptive Rights.

(a)           If the Company or any of its Subsidiaries proposes to issue additional equity securities, including any warrants, options or other rights to acquire equity of the Company or any of its subsidiaries or debt securities that are convertible into or exchangeable or exercisable for equity securities of the Company or any of its Subsidiaries (with the exception of any issuance (i) in connection with any acquisition of assets or another Person by the Company or any of its Subsidiaries, whether by purchase of stock, merger, consolidation, purchase of all or substantially all of the assets of such Person or otherwise (excluding any issuance for purposes of financing such transaction) approved by the Board and the requisite holders of the Series D Preferred Stock to the extent required under the Series D Certificate of Designation, including in connection with the transactions contemplated by and among the Company, one of its Subsidiaries and Beacon Capital Strategies, Inc. (“Beacon”) pursuant to that certain Asset Purchase Agreement, dated as of February 2, 2011 (the “Beacon APA”), (ii) Exempted Securities (as such term is defined in the Certificate of Designation), (iii) in an underwritten public offering with gross proceeds of $50,000,000 and a market capitalization of $175,000,000 and (iv) approved by holders of the majority of the Series D Preferred Stock (in each case, having been approved in accordance with the terms of this Agreement and the Series D Certificate of Designation, to the extent applicable)) (“Preemptive Securities”), the Company shall provide written notice (an “Issuance Notice”) to each holder of Preferred Securities of such anticipated issuance no later than twenty-two (22) Business Days prior to the anticipated issuance date.  Such notice shall set forth the principal terms and conditions of the issuance, including a description of the Preemptive Securities proposed to be issued, the proposed purchase price for such Preemptive Securities and the anticipated issuance date.  Each holder of Preferred Securities shall have the right to purchase a number of Preemptive Securities determined by multiplying (i) the number of Preemptive Securities proposed to be issued, by (ii) a fraction, the numerator of which is the number of shares of Preferred Stock held by such Stockholder on an as-converted basis at the time the Issuance Notice for such Preemptive Securities is given and the denominator of which is the total number of shares of the Company’s Common Stock issued and outstanding on a fully-diluted, as converted, basis on the date of the Issuance Notice (the “Pro Rata Portion”).  Each holder of Preferred Securities that desires to purchase Preemptive Securities at the price and on the terms and conditions specified in the Company’s notice must deliver an irrevocable written notice to the Company (a “Preemptive Exercise Notice”) no later than ten (10) Business Days after the delivery of the Issuance Notice, setting forth (x) the number of such Preemptive Securities for which such right is exercised (which such number shall not exceed such Stockholder’s Pro Rata Portion of such Preemptive Securities) and (y) the maximum number of additional Preemptive Securities that such Stockholder would be willing to purchase in excess of such Stockholder’s Pro Rata Portion in the event that any other Stockholder or other Person entitled to exercise preemptive rights with respect to such issuance elects not to purchase its full Pro Rata Portion of such Preemptive Securities.

(b)           In the event the Stockholders with preemptive rights pursuant to clause (a) above do not purchase all such Preemptive Securities in accordance with the procedures set forth in such clause (a), the Company shall have one hundred twenty (120) days after the anticipated issuance date to sell to other Persons the remaining Preemptive Securities at the price and on such terms and conditions that are no more favorable to such other Persons than those specified in the Company’s notices to the Stockholders pursuant to Section 4(a).  If the Company fails to sell such Preemptive Securities within one hundred twenty (120) days of the anticipated issuance date provided in the notices given to the Stockholders pursuant to Section 4(a), the Company shall not thereafter issue or sell any Preemptive Securities without first offering such Preemptive Securities to the holders of Preferred Securities in the manner provided in this Section 4.

(c)           The election by a Stockholder not to exercise its preemptive rights under this Section 4 in any one instance shall not affect such Stockholder’s right (other than in respect of a reduction in its Pro Rata Portion) as to any future issuances under this Section 4.

(d)           All costs and expenses incurred by the Company in connection with its obligations under this Section 4, including all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company.

(e)           Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Section 4, the Company may elect to give the Issuance Notice to the Stockholders with preemptive rights pursuant to Section 4(a) within ten (10) days after the issuance of Preemptive Securities and thereafter give such Stockholders the right to purchase such number of Preemptive Securities as would provide them with the same ownership as if the Issuance Notice and preemptive rights had been provided prior to the issuance of the Preemptive Securities, all on the same terms and conditions as would otherwise apply under this Section 4.

(f)           The preemptive rights under this Section 4 shall terminate on such date as of which less than 25% of the shares of Series D Preferred Stock issued in the Series D Financing remain outstanding.

5.           Certain Sales.  At any time on or after February 2, 2016, to the extent a Stockholder holds any Preferred Securities (the “Remaining Securities”), such Stockholder may provide notice to the Company of its desire to sell all or any portion of the Remaining Securities.  Upon receipt of such notice, the Company will use its commercially reasonable efforts to assist such Stockholder in facilitating a sale, transfer or other disposition of the Remaining Securities (which, for avoidance of doubt, shall not include any obligation to pursue or consummate a Change of Control).  Alternatively, upon receipt of such notice, the Company may, at its sole option, redeem the Remaining Securities at a price per share equal to (x) the number of shares of Common Stock into which a share of the Remaining Securities would be convertible pursuant to the certificate of designation relating to such series of Shares, multiplied by (y) the fair market value of a share of Common Stock as determined in accordance with the terms of the certificate of designation relating to such series of Shares.

6.           No Mandatory Redemption.  For the avoidance of doubt and notwithstanding anything to the contrary herein, any redemption of Shares or other securities by the Company referenced herein shall not be mandatory and shall be made only at the Company’s sole and exclusive option, unless and then only to the extent specifically agreed to by the Company (at its sole and exclusive option) in writing in response to a redemption request made under this Agreement.

7.           Series D and Oak Board Designees.

(a)           For so long as the Stockholders set forth on Schedule C hereto (the “Series D Designee Holders”) collectively own (within the meaning of Rule 13d-3 under the Securities Exchange Act, as amended (the “Exchange Act”)) at least (A) 25% of the Series D Preferred Stock issued in the Series D Financing or (B) in the event of a conversion of the Series D Preferred Stock, 25% of the Common Stock  underlying the Series D Preferred Stock issued in the Series D Financing, (i) the Company will nominate and use its reasonable best efforts to cause to be elected and cause to remain a director on the Board and (ii) each Stockholder, at each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board are to be elected, or whenever members of the Board are to be elected by written consent, agrees to vote or act with respect to all shares of voting capital stock of the Company registered in its name or beneficially owned by it as of the date hereof and any and all securities of the Company legally or beneficially acquired by such Stockholder after the date hereof, so as to elect, and not to vote to remove, one person designated in writing collectively by the Series D Designee Holders (the “Series D Designee”).   Subject to the following sentence, the consent of each of the Series D Designee Holders holding at least 8% of the outstanding shares of Series D Preferred Stock as of the Closing Date, as set forth on Schedule C hereto (each, an “8% Series D Designee Holder”), shall be required in respect of the designation of the Series D Designee, for so long as such 8% Series D Designee Holder shall hold at least 25% of the shares of Series D Preferred Stock it acquired as of the Closing Date.  Notwithstanding the foregoing,  for so long as Oak Investment Partners XII, Limited Partnership (“Oak”) continues to own at least 25% of the shares of Series D Preferred Stock acquired by it in the Series D Financing (or, in the event of a conversion of the Series D Preferred Stock, 25% of the Common Stock  underlying the Series D Preferred Stock it acquired in the Series D Financing), the Series D Designee shall be designated by Oak in its sole discretion, and in such event Oak shall be deemed to be the “Series D Designee Holders.”  Patricia Kemp shall be the initial Series D Designee.

(b)           Subject to applicable law and the rules and regulations of the Securities and Exchange Commission and any securities exchange or quotation system on which the Company’s securities are listed or quoted, the Series D Designee shall have a right to be a member of each principal committee of the Board.

(c)           For so long as Oak continues to own at least 25% of the shares of Series D Preferred Stock acquired by it in the Series D Financing (or, in the event of a conversion of the Series D Preferred Stock, 25% of the Common Stock underlying the Series D Preferred Stock it acquired in the Series D Financing), (i) the Company will nominate and use its reasonable best efforts to cause to be elected and cause to remain a director on the Board and (ii) each Stockholder, at each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board are to be elected, or whenever members of the Board are to be elected by written consent, agrees to vote or act with respect to all shares of voting capital stock of the Company registered in its name or beneficially owned by it as of the date hereof and any and all securities of the Company legally or beneficially acquired by such Stockholder after the date hereof, so as to elect, and not to vote to remove, one person designated by Oak (the “Oak Designee”), which Oak Designee shall, for the avoidance of doubt, be in addition to Oak’s rights in respect of the Series D Designee pursuant to Section 7(a) hereof.  Eugene Lockhart shall be the initial Oak Designee.

(d)           It shall be a condition precedent to the Company’s obligations under Section 7(a) and (c), respectively, that (i) the Series D Designee Holders and the Series D Designee, and Oak and the Oak Designee, respectively, shall timely furnish to the Company such information regarding the Series D Designee Holders and the Series D Designee, and Oak and the Oak Designee, respectively, as shall be reasonably necessary for the Company to comply with its disclosure and other obligations under applicable law and the rules and regulations of the Securities and Exchange Commission and any securities exchange or quotation system on which the Company’s securities are listed or quoted, (ii) the Series D Designee Holders and Oak, respectively, shall comply with applicable law and the rules and regulations of the Securities and Exchange Commission with respect to their right to designate the Series D Designee and the Oak Designee, respectively, and (iii) the Series D Designee and the Oak Designee, respectively, shall comply with applicable law and the rules and regulations of the Securities and Exchange Commission with respect to his or her membership on the Board.

(e)           In addition to the foregoing rights set forth in this Section 7, so long as any Stockholder holding at least 8% of the outstanding shares of Series D Preferred Stock or Series D-1 Preferred Stock as of the Closing Date owns at least 25% of the shares of Series D Preferred Stock or Series D-1 Preferred Stock, respectively, acquired by it in the Series D Financing, such Stockholder shall have the right to appoint one non-voting representative to attend each meeting of the Board and each committee thereof (an “Investor Observer”).  Each Investor Observer will be entitled to receive copies of all notices, minutes, consents and other materials and information that the Company provides to the Board; provided that (a) the Investor Observer shall execute a confidentiality agreement in a form reasonably acceptable to the Company and the investor designating such Investor Observer, and (b) the Company may require such Investor Observer to be recused from any meeting and may redact such materials on advice of counsel in connection with matters involving the attorney-client privilege or conflicts of interest.

8.           Treatment of Series C Preferred Stock.  The rights to which any holder of Series C Preferred Stock that is a party hereto shall be entitled to hereunder with respect to such securities as of any date prior to the Determination Date (as defined in the Series C Certificate of Designation) shall be those rights to which such holder of Series C Preferred Stock would be entitled if the determination of the Conversion Value (as defined in the Series C Certificate of Designation) was as of such date (or if such date is not the last day of a month, the last day of the immediately preceding month).

9.           Miscellaneous.

(a)           Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service prior to such service’s deadline for next-business day delivery to the recipient (all delivery charges prepaid), in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Bonds.com Group, Inc. 529 5th Avenue, 8th Floor New York, New York 10017 Fax No: (212) 946-3999 Attention: Chief Executive Officer

with a copy (for informational purposes only) to:

Hill Ward Henderson 3700 Bank of America Plaza 101 East Kennedy Boulevard Tampa, Florida 33602 Telephone: (813) 227-8484 Fax No.: (813) 221-2900 Attention: Mark A. Danzi, Esq.

If to any Stockholder, at the address and facsimile number set forth on Schedule A hereto,

or to such other address, facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(b)           Further Instruments and Actions.  The Company and each Stockholder shall execute such further instruments and take such further action as may reasonably be necessary to carry out the intent of this Agreement and to enforce rights and obligations pursuant hereto.  No Stockholder shall vote any Shares, or take any other action, that would defeat, impair, be inconsistent with or adversely affect the stated intentions of the parties under this Agreement.

(c)           Additional Stockholders.  Notwithstanding anything to the contrary contained herein, if after the date hereof any person or entity acquires Series A Securities or Series D Securities, the Company shall use its reasonable best efforts to have such stockholder become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and such stockholder shall thereafter be deemed a “Stockholder” for all purposes hereunder.  In addition, the Company will not issue any Series D Securities (i) without the prior written consent of each of the holders of Series D Securities (provided, however, that the Company may issue additional securities in accordance with the terms of Section 4(i) of the Purchase Agreement without obtaining such prior written consent) and (ii) unless the purchaser thereof becomes a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and such stockholder shall thereafter be deemed a “Stockholder” for all purposes hereunder.  No action or consent by the Stockholders shall be required for such joinder to this Agreement by such additional stockholder(s), so long as such additional stockholder has agreed in writing to be bound by all of the obligations of a “Stockholder” hereunder.

(d)           Successors and Assigns.  This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.  The rights of the Stockholders hereunder are only assignable or transferable in connection with the transfer of any shares held by such Stockholder.  The rights of UBS hereunder shall only be transferable to an affiliate of UBS.

(e)           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(g)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(h)           Severability.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(i)           Entire Agreement; Amendments.  This supersedes all other prior oral or written agreements between the Company, the Stockholders, their affiliates and Persons acting on their behalf with respect to the matters discussed herein (including, without limitation, the Prior Agreement), and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and therein.  No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Required Stockholders.  Notwithstanding the foregoing, no amendment to this Agreement shall disproportionately and adversely affect the rights of any Stockholder relative to the rights of all of the Stockholders without such affected Stockholder’s consent.

(j)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(k)           Injunctive Relief.  Without limiting the right of any party to seek any remedy available to such party for the breach or threatened breach of this Agreement, the parties agree that injunctive relief may be sought by any party to enjoin any breach or threatened breach of this Agreement without having to prove irreparable harm or actual damages and each party hereto waives any defense to any such action for injunctive relief that there is an adequate remedy at law for such breach or threatened breach.

(l)           Copies of this Agreement.  The Company shall supply, free of charge, a copy of this Agreement to any Stockholder upon written request from such Stockholder to the Company at its principal office.

(m)           Termination. The provisions of this Agreement shall terminate upon the earlier to occur of (i) the date that the Stockholders no longer own any Shares or (ii) a Change of Control pursuant to which Preferred Securities are treated in accordance with Section 3 of the Series D Certificate of Designation.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BONDS.COM GROUP, INC.

By:	/s/ Michael O. Sanderson
Name:	Michael O. Sanderson
Title:	CEO

[Signature Page to Series D Stockholders’ Agreement]

Schedule A

Stockholders

Stockholder Name and Notice Address

UBS AMERICAS INC.
677 Washington Boulevard
Stamford, CT 06901
Telephone: (203) 719-5427
Facsimile: (203) 719-5627
Attention:  Head of Traded Products – Legal

with a copy (for informational purposes only) to:

Bingham McCutchen LLP
399 Third Avenue
New York, New York  10022
Telephone:  (212) 705-7278
Facsimile:  (212) 702-3645
Attention:  Kenneth A. Kopelman, Esq.

ROBERT JONES

BONDS MX, LLC
c/o Laidlaw & Company (UK) Ltd.
90 Park Avenue, 31st floor
New York, New York 10016
Facsimile: (212) 297-0670
Attention: Hugh Regan

with a copy (for informational purposes only) to:

Gibson, Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, California 90067-3026
Facsimile:  (310) 552-7038
Attention: Mark Lahive

GFINET INC.
c/o GFI Group Inc.
55 Water Street
New York, NY 10041
Attn:  General Counsel
Telecopy:  (212) 968-2965

with a copy (for informational purposes only) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York  10019
Attn:  Jeffrey R. Poss, Esq.
Telecopy:  (212) 728-8111

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP
One Gorham Island
Westport, Connecticut 06880
Fax No.:  (203) 227-0327
Attn:  Ann H. Lamont

with a copy (for informational purposes only) to:

Finn Dixon & Herling LLP
177 Broad Street
Stamford, Connecticut 06901
Fax No.:  (203) 325-5001
Attn:  Michael J. Herling

Schedule B

Notice Addresses for Tag-Along Notice

UBS AMERICAS INC.
677 Washington Blvd.
Stamford, CT 06901
Attention: Head of Strategic Investments for Equities and Fixed Income

UBS AMERICAS INC.
100 Liverpool St.
EC2M 2RH London, UK
Attention: Head of Global eBusiness, Fixed Income

UBS AMERICAS INC.
677 Washington Boulevard
Stamford, CT 06901
Attention:  Head of Traded Products – Legal

BINGHAM MCCUTCHEN LLP
399 Third Avenue
New York, New York  10022
Attention:  Kenneth A. Kopelman, Esq.

ROBERT JONES

BONDS MX, LLC
c/o Laidlaw & Company (UK) Ltd.
90 Park Avenue, 31st floor
New York, New York 10016
Facsimile: (212) 297-0670
Attention: Hugh Regan

GIBSON, DUNN & CRUTCHER LLP
2029 Century Park East
Los Angeles, California 90067-3026
Facsimile:  (310) 552-7038
Attention: Mark Lahive

GFINET INC.
c/o GFI Group Inc.
55 Water Street
New York, NY 10041
Attn:           General Counsel
Telecopy:  (212) 968-2965

WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, New York  10019
Attention:  Jeffrey R. Poss, Esq.

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP
One Gorham Island
Westport, Connecticut 06880
Fax No.:  (203) 227-0327
Attn:  Ann H. Lamont

FINN DIXON & HERLING LLP
177 Broad Street
Stamford, Connecticut 06901
Fax No.:  (203) 325-5001
Attn:  Michael J. Herling

Schedule C

Stockholders in Series D Financing

BONDS MX, LLC

GFINET INC.

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP

ROBERT JONES

UBS AMERICAS INC.